UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2026

22nd Century Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36338	98-0468420
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

321 Farmington Rd., Mocksville, North Carolina	27028
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (336) 940-3769

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.00001 par value per share	XXII	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02	Disclosure of Results of Operations and Financial Condition

On February 20, 2026, the Company issued a prelminary earnings release for the fourth quarter and year ended December 31, 2025. A copy of the earnings release is furnished as Exhibit 99.1 to this report.

The information in this item shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 5.07	Submission of Matters to a Vote of Security Holders.

A 2026 Special Meeting of Stockholders of 22nd Century Group, Inc. was held on Friday, February 20, 2026. The matters voted upon and the results of the vote were as follows:

(1)	Proposal One: To approve an amendment to the Company’s Articles of Incorporation, as amended, to effect a reverse stock split of the Company’s outstanding common stock at a ratio between 1-for-2 and 1-for-200, to be determined at the discretion of the Board of Directors, for the purpose of complying with the Nasdaq Listing Rules, subject to the Board or Directors’ discretion to abandon such amendment. In accordance with the voting results listed below, the proposal was approved.

For	Against	Abstain	Broker non-votes
2,289,125	685,715	6,968	N/A

(2)	Proposal Two: To approve sections of the Series A Convertible Preferred Stock (the “Series A Preferred”) that could cause shares of common stock to be issued below the Nasdaq Minimum Price in accordance with Nasdaq Listing Rules. In accordance with the voting results listed below, the proposal was approved.

For	Against	Abstain	Broker non-votes
1,181,533	363,604	3,270	1,433,401

(3)	Proposal Three To approve an amendment to 10,028,302 outstanding warrants issued in August 2025 to add anti-dilution provisions (the “August Warrants”) in accordance with Nasdaq Listing Rules. In accordance with the voting results listed below, the proposal was approved.

For	Against	Abstain	Broker non-votes
1,323,470	212,580	12,357	1,433,401

(4)	Proposal Four: To approve a potential future offering in accordance with Nasdaq Listing Rules. In accordance with the voting results listed below, the proposal was approved.

For	Against	Abstain	Broker non-votes
1,200,623	333,302	14,482	1,433,401

(5)	Proposal Five: The approval of an adjournment of the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, Proposals 1, 2, 3 and 4. In accordance with the voting results listed below, the proposal was approved.

For	Against	Abstain	Broker non-votes
2,354,898	594,878	32,032	N/A

Item 8.01	Other Events

On February 20, 2026, the Company issued its preliminary and unaudited financial results for the fourth quarter and year ended December 31, 2025. A copy of the preliminary financial results is filed as Exhibit 99.2 to this report.

Item 9.01(d)	Financial Statements and Exhibits.

Exhibit

99.1	Earnings release dated February 20, 2026
99.2	Preliminary Financial Results dated February 20, 2026
104	Cover Page Interactive Data File - The cover page XBRL tags are embedded within the inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

22nd Century Group, Inc.

/s/ Lawrence Firestone
Date: February 20, 2026	Lawrence Firestone
Chief Executive Officer